Filed pursuant to Rule 497(e)
Registration No. 333-61001

POWERSHARES QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED NOVEMBER 16, 2012 TO THE PROSPECTUS DATED FEBRUARY 2, 2012(1)

Effective as of March 23, 2011, the ticker symbol of the PowerShares QQQ TrustSM, Series 1 (the “Trust”) on The Nasdaq Stock Market changed to “QQQ.” In connection with such name change, all references in the Prospectus to the Trust’s ticker symbol as “QQQQ” are hereby replaced with “QQQ.”

The following paragraphs have also been added after the second full paragraph on page 73 of the Prospectus:

In addition, in accordance with the terms of the Trust Agreement, the Trustee may employ one or more agents, including the Sponsor or the Sponsor’s affiliates, to, among other things, adjust the composition of the Portfolio, calculate and adjust, if necessary, the weighting of each Security in the Portfolio, dispose of or exchange Securities after it has been determined that such Securities will be removed from the Index and direct securities transactions to brokers or dealers, which may include affiliates of the Trustee, including ConvergEx, but will not include affiliates of the Sponsor.

The Trustee, from its own assets, will pay the Sponsor for these services. The amount paid to the Sponsor will not exceed the cost to the Sponsor of providing such services. However, to the extent any fees, expenses and disbursements that are incurred in connection with the services performed by such agent would constitute fees, expenses or disbursements of the Trust if incurred by the Trustee, such fees, expenses and disbursements will be paid by the Trust pursuant to the terms of the Trust Agreement and in accordance with applicable law.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(1)  Defined terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Prospectus, dated February 2, 2012.